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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                   FORM 8-K
                                CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                               August 31, 1999

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                        EN POINTE TECHNOLOGIES, INC
           (Exact name of registrant as specified in its charter)
                    Commission File Number 000-28052


          Delaware                                Number:  75-2467002
 (State or other jurisdiction of                     I.R.S. Employer I. D.
  incorporation or organization)


                     100 N. Sepulveda Blvd., 19th Floor
             El Segundo, California                       90245
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                              (310) 725-5200
           (Registrant's telephone number, including area code)


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Item 5.  Other Events

The Registrant announced that as of August 31, 1999 certain principal stockholders of the Company and their affiliates in the aggregate no longer own or beneficially own over 50% of the stock of the Company. As a result, the Company will no longer consider itself to be a "minority owned" company for purposes of bidding on sales contracts.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          EN POINTE TECHNOLOGIES, INC.
                                  (REGISTRANT)


Date:  September 10, 1998          By:  /s/ Javed Latif
                                        ------------------------
                                        Javed Latif
                                        Chief Financial Officer